                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                             The Taiwan Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                             The Taiwan Fund, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11/1/

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------


/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                             THE TAIWAN FUND, INC.
               225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110
                           TELEPHONE 1-800-636-9242

                                                               January 26, 1996

Dear Stockholders:

  The Annual Meeting of Stockholders of The Taiwan Fund, Inc. will be held at 11:00 A.M., New York time, on Tuesday, February 27, 1996 at the offices of Rogers & Wells, 200 Park Avenue, 52nd Floor, New York, New York 10166. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting and postage prepaid envelope in which to return your proxy are enclosed.

  At the Annual Meeting, the stockholders will (1) elect the Fund's directors,
(2) consider the ratification of the selection of Coopers & Lybrand L.L.P. as independent public accountants, (3) consider approval of an Agreement of Merger reincorporating the Fund, currently a Delaware corporation, as a Maryland corporation by means of a merger of the Fund into a wholly-owned, newly formed Maryland subsidiary, (4) consider approval of an amendment to the Fund's Restated Certificate of Incorporation, increasing the number of authorized shares of Common Stock from 20,000,000 to 60,000,000 (which amendment, if approved, will only be effected if Proposal (3) is not approved by the stockholders), (5) consider approval of an amendment to the Fund's investment limitations to permit the Fund to purchase equity securities, which will be listed on the Taiwan Stock Exchange, issued in initial and subsequent public offerings and, in connection therewith, corresponding amendments to (i) the Securities Investment Trust--Investment Management and Custodian Contract, dated December 16, 1986 (the "Management Contract"), among the Fund, China Securities Investment Trust Corporation and The International Commercial Bank of China and (ii) the By-Laws of the Fund (which amendment, if this Proposal
(5) is approved, will only be required if Proposal (3) is not approved by the stockholders) and (6) consider approval of an amendment to the Fund's investment limitations to permit the Fund to engage in currency hedging transactions and, in connection therewith, corresponding amendments to (i) the Management Contract and (ii) the By-Laws of the Fund (which amendment, if this Proposal (6) is approved, will only be required if Proposal (3) is not approved by the stockholders). In addition, the stockholders present at the Annual Meeting will hear a report on the Fund and have an opportunity to discuss matters of interest to them.

  The Board recommends that the stockholders vote in favor of each of the foregoing matters.

                                                Respectfully,

                                                Benny T. Hu
                                                President

 STOCKHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN
 THE ENCLOSED ENVELOPE IN ORDER TO INSURE A QUORUM AT THE
 MEETING.

                             THE TAIWAN FUND, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 27, 1996

To the Stockholders of THE TAIWAN FUND, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the "Fund") will be held at the offices of Rogers & Wells 200 Park Avenue, 52nd Floor, New York, New York 10166, on Tuesday, February 27, 1996 at 11:00 A.M., New York time, for the following purposes:

    (1) To elect seven directors to serve for the ensuing year.

    (2) To ratify or reject the selection of Coopers & Lybrand L.L.P., as independent public accountants of the Fund for its fiscal year ending August 31, 1996.

    (3) To consider approval of an Agreement of Merger reincorporating the Fund, currently a Delaware corporation, as a Maryland corporation by means of a merger of the Fund into a wholly-owned, newly formed Maryland subsidiary.

    (4) To consider approval of an amendment to the Fund's Restated Certificate of Incorporation, increasing the number of authorized shares of Common Stock from 20,000,000 to 60,000,000 (which amendment, if approved, will only be effected if Proposal (3) is not adopted by the stockholders).

    (5) To consider approval of an amendment to the Fund's investment limitations to permit the Fund to purchase equity securities, which will be listed on the Taiwan Stock Exchange, issued in initial and subsequent public offerings and, in connection therewith, corresponding amendments to
  (i) the Securities Investment Trust--Investment Management and Custodian Contract, dated December 16, 1986 (the "Management Contract"), among the Fund, China Securities Investment Trust Corporation and The International Commercial Bank of China and (ii) the By-Laws of the Fund (which amendment, if this Proposal (5) is approved, will only be required if Proposal (3) is not approved by the stockholders).

    (6) To consider approval of an amendment to the Fund's investment limitations to permit the Fund to engage in currency hedging transactions and, in connection therewith, corresponding amendments to (i) the Management Contract and (ii) the By-Laws of the Fund (which amendment, if this Proposal (6) is approved, will only be required if Proposal (3) is not approved by the stockholders).

    (7) To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on December 29, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

  You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                 By order of the Board of Directors

                                 Gloria Wang
                                 Secretary
January 26, 1996

                                PROXY STATEMENT

                             THE TAIWAN FUND, INC.

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Rogers & Wells, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Tuesday, February 27, 1996 at 11:00 A.M., New York time, and at any adjournments thereof.

  The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is January 26, 1996. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund's administrator, State Street Bank and Trust Company, at the Fund's address at 225 Franklin Street, Boston, Massachusetts 02110) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum.

  The Board of Directors has fixed the close of business on December 29, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 14,826,357 shares of common stock. To the knowledge of management of the Fund, no person owned beneficially more than 5% of the Fund's outstanding shares as of December 29, 1995.

  Management of the Fund knows of no business other than that mentioned in Proposals (1) through (6) of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED AUGUST 31, 1995 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE TAIWAN FUND, INC., 225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110, ATTENTION: JAMES ROSS, OR BY CALLING 1-800-636-9242.

                           (1) ELECTION OF DIRECTORS

  Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the seven nominees listed below as directors of the Fund to serve until the next Annual Meeting of Stockholders (expected to be held in February 1997), or until their successors are elected and qualified. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

  The following table sets forth certain information concerning each of the nominees as a director of the Fund. Each of the nominees is now a director of the Fund.

                           PRESENT OFFICE WITH THE
                               FUND, PRINCIPAL                  SHARES
                          OCCUPATION OR EMPLOYMENT           BENEFICIALLY
                           DURING PAST FIVE YEARS               OWNED     PERCENT
    NAME AND ADDRESS        AND DIRECTORSHIPS IN    DIRECTOR NOVEMBER 30,   OF
    OF NOMINEE (AGE)       PUBLICLY-HELD COMPANIES   SINCE     1995(1)     CLASS
    ----------------      ------------------------  -------- ------------ -------
*Benny T. Hu (47)         President of the Fund;      1993       None        --
 125 Nanking East Road     President, China Devel-
 Section 5                 opment Corporation
 Taipei, Taiwan, ROC       (1993-present); Chair-
                           man, China Securities
                           Investment Trust Corpo-
                           ration (1992-1993);
                           President, China Securi-
                           ties Investment Trust
                           Corporation (1985-1992);
                           Chairman, Far Eastern
                           Air Transport Corp.
                           (1995-present); Execu-
                           tive Director, Merrill
                           Lynch International,
                           Inc. (1986-1990); Execu-
                           tive Vice President, In-
                           ternational Investment
                           Trust Co., Ltd. (1983-
                           1986); Director, China
                           Steel Corporation (1993-
                           present); Director,
                           MITAC International
                           Corp. (1993-present).
*Harvey H.W. Chang (44)   Chairman, China Securi-     1993       None        --
 99 Tun Hwa South Road     ties Investment Trust
 Section 2                 Corporation (1993-pres-
 Taipei, Taiwan, ROC       ent); President, China
                           Development Corporation
                           (1992-1993); President,
                           Grand Cathay Securities
                           Corporation (1989-1992).
Joe O. Rogers (47)        Partner, PHH Fantus Con-    1986        100         +
 2018 Gunnel Farms Drive   sulting (May 1993-pres-
 Vienna, Virginia 22181    ent); Partner, Alcalde,
                           Rousselot & Fay (1992-
                           May 1993); Director, The
                           China Fund, Inc. (1992-
                           present); President,
                           Rogers International,
                           Inc. (1986-present);
                           President, Middendorf
                           Rogers Martin Group Inc.
                           (1987-1989); U.S. Execu-
                           tive Director, Asian De-
                           velopment Bank (1984-
                           1986); Executive Direc-
                           tor, Republican Confer-
                           ence, U.S. House of Rep-
                           resentatives (1981-
                           1984).

                         PRESENT OFFICE WITH THE
                             FUND, PRINCIPAL                  SHARES
                        OCCUPATION OR EMPLOYMENT           BENEFICIALLY
                         DURING PAST FIVE YEARS               OWNED     PERCENT
   NAME AND ADDRESS       AND DIRECTORSHIPS IN    DIRECTOR NOVEMBER 30,   OF
   OF NOMINEE (AGE)      PUBLICLY-HELD COMPANIES   SINCE     1995(1)     CLASS
   ----------------     ------------------------  -------- ------------ -------
Jack C. Tang (68)       Director, Pacific Rim In-   1989       None        --
 Suite 1601              vestments Ltd. (1991-
 Tower 1                 present); Chairman and
 China Hong Kong City    Chief Executive Officer,
 Tsim Sha Tsu            Tristate Holdings Lim-
 Kowloon, Hong Kong      ited (1987-present); Di-
 City                    rector, Mid Pacific Air
                         Corporation (1986-pres-
                         ent); Chairman, South
                         Sea Development Co. Ltd.
                         (March-September 1992);
                         Chairman and Managing
                         Director, South Sea Tex-
                         tile Manufacturing Co.,
                         Ltd. (1971-1992); Direc-
                         tor, The Hong Kong and
                         Shanghai Banking Corpo-
                         ration (1984-1991);
                         Chairman, Pacific Rim
                         Investments Ltd. (1989-
                         1991).
Shao-Yu Wang (72)       Chairman, Taiwan Styrene    1986       None        --
 8th Floor               Monomer Corporation
 6 Roosevelt Road        (1979-present); Chair-
 Section 1               man, American California
 Taipei, Taiwan, ROC     Bank (1980-1995); Direc-
                         tor, American California
                         Bank (1980-present);
                         Chairman of the Board,
                         Soochow University
                         (1987-present); Direc-
                         tor, Asia Polymer Corpo-
                         ration (until 1995); Di-
                         rector, CTCI Corpora-
                         tion; Director, Taiwan
                         Synthetic Rubber Corpo-
                         ration; Director, Orien-
                         tal Union Chemical Corp.
David Dean (70)         Adviser of the Chiang-      1991       None        --
 8361 B. Greensboro      Ching-Kuo Foundation
 Drive                   (1990-present); Direc-
 McLean, Virginia 22102  tor, The American Insti-
                         tute in Taiwan (1979-
                         1989).
Lawrence F. Weber (62)  Consultant, USB Asset       1995       None        --
 950 Park Avenue         Management (N.Y.) (1993-
 New York, New York      present); Consultant,
 10028                   Union Bank of Switzer-
                         land (N.Y.) (1993-pres-
                         ent); Director, East
                         Asia/Australia, UBS As-
                         set Management (N.Y.)
                         (1991-1993); Managing
                         Director, Asia-Pacific,
                         Chase Investors Manage-
                         ment (1983-1991).

---------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees.
+   Less than 1% of the outstanding shares.
* Directors or nominees considered to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Mr. Hu is deemed to be an interested person because of his affiliation with China Development Corporation, the principal shareholder of the Fund's investment adviser, China Securities Investment Trust Corporation (99 Tunhwa S. Road, Section 2, 24th Floor, Taipei, Taiwan R.O.C.). Mr. Chang is deemed to be an interested person because of his affiliation with China Securities Investment Trust Corporation, the Fund's investment adviser.

  The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Messrs. Rogers, Chang and Wang.

  The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Dean, Rogers, Tang, Wang and Weber.

  The Board of Directors of the Fund held two regular and two special meetings during the fiscal year ended August 31, 1995. In addition, the Audit Committee held three regular meetings during the fiscal year ended August 31, 1995. Messrs. Jack C. Tang and Benny T. Hu attended fewer than 75% of the aggregate number of Board meetings and meetings of committees on which they served.

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements, except that management of the Fund failed to timely file a Form 4--Statement of Changes in Beneficial Ownership for Mr. Rogers, a director of the Fund, after having undertaken to do the same. The failure to timely file the Form 4 resulted in a violation of the reporting requirements under Section 16(a) of the Exchange Act.

OFFICERS OF THE FUND

  Mr. Benny T. Hu (age 47), President of the Fund since 1986, also serves as President of China Development Corporation. Mr. Hu also served as Chairman of the Fund's investment adviser, China Securities Investment Trust Corporation from 1992 to 1993, and as President of China Securities Investment Trust Corporation from 1985 to 1992. He was Executive Director of Merrill Lynch International, Inc. from 1986 to 1990.

  Gloria Wang (age 41), Secretary and Treasurer of the Fund since 1993, also serves as the Executive Vice President of the Fund's investment adviser, China Securities Investment Trust Corporation. Ms. Wang served as an Assistant Vice President in the research department of China Securities Investment Trust Corporation from 1988 to 1993, and as Senior Vice President of the Fund's investment adviser from 1993 to 1995.

  Both Mr. Hu and Ms. Wang are considered to be "interested persons" (as defined in the 1940 Act) of the Fund and its investment adviser.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

  The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, of directors not affiliated with China Securities Investment Trust Corporation, the Fund's investment adviser, was US$89,782 during the fiscal year ended August 31, 1995. The Fund currently pays each director that is not affiliated with China Securities Investment Trust Corporation an annual fee of US$7,500 plus US$750 for each directors' meeting and committee meeting attended.

  China Securities Investment Trust Corporation pays the compensation and certain expenses of Mr. Harvey Chang, the Chairman of China Securities Investment Trust Corporation who serves as a director of the Fund, and of Ms. Gloria Wang, an employee of China Securities Investment Trust Corporation who serves as Secretary and Treasurer of the Fund. Mr. Chang and Ms. Wang may participate in the advisory fees paid by the Fund to China Securities Investment Trust Corporation, although the Fund makes no direct payments to either of them.

  The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 1995. China Securities Investment Trust Corporation and its affiliates do not advise any other U.S. registered investment companies and therefore the Fund is not considered part of a Fund Complex.

                                                                     AGGREGATE
     NAME OF                                                        COMPENSATION
     DIRECTOR                                                       FROM FUND(1)
     --------                                                       ------------
     Benny T. Hu* .................................................       --
     Harvey H.W. Chang* ...........................................       --
     Joe O. Rogers ................................................   $12,000
     Jack C. Tang .................................................   $ 9,000
     Shao-Yu Wang .................................................   $10,500
     David Dean ...................................................   $12,750
     Lawrence Weber ...............................................   $ 6,750
     Glen Moreno** ................................................   $ 5,250

---------
(1) Includes all compensation paid to directors by the Fund. The Fund's directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

 * Mr. Hu and Mr. Chang, who are affiliated with China Securities Investment Trust Corporation and are therefore "interested persons" of the Fund, do not receive any compensation from the Fund for their service as directors.

** Mr. Moreno did not stand for re-election as director of the Fund at the 1995 annual stockholder meeting in February, 1995.

REQUIRED VOTE

  The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld and broker non-votes will have no effect on the outcome of the elections.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE SEVEN NOMINEES FOR DIRECTORS.

   (2) RATIFICATION OR REJECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  At a meeting held December 1, 1995, the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund, selected Coopers & Lybrand L.L.P. to act as independent certified public accountants for the Fund for the fiscal year ending August 31, 1996. The Fund knows of no direct financial or material indirect financial interest of such firm in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

  The Fund's financial statements for the fiscal years ended August 31, 1994 and 1995 were examined by Coopers & Lybrand L.L.P. in connection with its audit services. Coopers & Lybrand L.L.P. audited the financial statements included in the Fund's annual report for the fiscal year ended August 31, 1995 and reviewed the Fund's filings with the Securities and Exchange Commission.

REQUIRED VOTE

  The selection of independent certified public accountants is subject to the ratification or rejection of the stockholders of the Fund at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote for the selection of independent accountants. For this purpose, abstentions will have the effect of a vote against the selection of independent accountants. Broker non-votes will have no effect on the vote.

   (3) APPROVAL OF AN AGREEMENT OF MERGER REINCORPORATING THE FUND UNDER THE
                         LAWS OF THE STATE OF MARYLAND

GENERAL

  The Board of Directors has approved and recommends that the stockholders of the Fund approve the Agreement of Merger (the "Agreement of Merger"), a copy of which is attached as Exhibit A to this Proxy Statement, which provides for the Fund's change of domicile from Delaware to Maryland (the "Reincorporation"). The primary purpose of the Reincorporation is to eliminate the Fund's annual franchise tax payment. In fiscal 1995, the Fund paid the State of Delaware franchise taxes of $73,797. The State of Maryland has no franchise tax.

  The Reincorporation will not result in a change in the Fund's name, business, management, directors, location of principal executive office, capitalization or assets, liabilities or net asset value (other than due to the costs of the transaction). The Fund will have new Articles of Incorporation and By-Laws which, as described below, differ from its current charter and by-laws, including new supermajority voting provisions which will have the effect of making it more difficult to effect a change of control of the Fund and an increased authorized capital.

  To effect the Reincorporation, the Fund (sometimes referred to as "Taiwan-Delaware") will be merged into a new Maryland corporation, also named The Taiwan Fund, Inc. ("Taiwan-Maryland") (the "Merger"). Taiwan-Maryland, a wholly-owned, newly formed subsidiary of the Fund, was incorporated in the State of Maryland on January 11, 1996. Taiwan-Maryland has 60,000,000 authorized shares of Common Stock, of which 100 shares are issued and outstanding. When the Merger becomes effective, (i) Taiwan-Delaware will cease to exist, (ii) Taiwan-Maryland will succeed, to the fullest extent permitted by law, to all of the business, assets and liabilities of Taiwan-Delaware,
(iii) each share of Common Stock of Taiwan-Delaware ("Taiwan-Delaware Common Stock") will be automatically converted into a corresponding share of the Common Stock of Taiwan-Maryland ("Taiwan-Maryland Common Stock") and the outstanding shares of Taiwan-Maryland held by Taiwan-Delaware will be surrendered and extinguished, and (iv) Taiwan-Maryland will replace Taiwan-Delaware as a party to its principal agreements, including: (a) the Securities Investment Trust-Investment Management and Custodian Contract, dated December 16, 1986 among the Fund, China Securities Investment Trust Corporation, the Fund's investment adviser, (the "Adviser"), and The International Commercial Bank of China, the custodian for the Fund's assets held in Taiwan, relating to the Fund's investment activities in Taiwan, and (b) the Investment Advisory and Management Agreement, dated December 16, 1986, between the Fund and the Adviser, relating to the management of any Fund assets held in the United States. Under the Agreement of Merger, the Board of Directors retains discretion to abandon or terminate the Reincorporation after receipt of stockholder approval, but prior to filing the necessary documentation with the States of Delaware and Maryland, if the Board of Directors determines the Reincorporation is no longer in the best interest of the Fund and its stockholders.

  IT IS ANTICIPATED THAT IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE FUND TO SURRENDER OR EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR NEW STOCK CERTIFICATES OF TAIWAN-MARYLAND COMMON STOCK.

  Following the Reincorporation, and as a condition of the Merger, the Taiwan-Maryland Common Stock will be listed on the New York Stock Exchange (the "NYSE") and it is expected that delivery of certificates representing shares of Taiwan-Delaware Common Stock will constitute "good delivery" for subsequent transactions. If the rules, regulations or directives of the NYSE require surrender of the certificates representing shares of Taiwan-Delaware Common Stock, each stockholder will, upon the surrender of such certificates, be entitled to receive a certificate or certificates representing a corresponding number of shares of Taiwan-Maryland Common Stock.

  Following the Merger, the Fund will be a Maryland corporation and the rights of its stockholders, directors and officers will be governed by Maryland law and by Taiwan-Maryland's Articles of Incorporation (the "Maryland Charter") and By-Laws (the "Maryland By-Laws"), rather than by Delaware law and the Fund's existing Restated Certificate of Incorporation, as amended, and Amended and Restated By-Laws (the "Delaware Charter" and the "Delaware By-Laws," respectively). A copy of the Maryland Charter is attached hereto as Exhibit B. Copies of the Delaware Charter, the Maryland By-Laws and the Delaware By-Laws are available for inspection at the principal offices of the Fund and will be sent to stockholders upon request directed to the Fund's Secretary or the Fund's Administrator, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

  A discussion of the material similarities and differences between Taiwan-Delaware and Taiwan-Maryland appears below. This discussion is not intended to be complete and is qualified in its entirety by reference to Exhibit B attached hereto and to the Delaware Charter, the Delaware By-Laws, the Maryland By-Laws, the General Corporation Law of the State of Delaware and the Maryland General Corporation Law.

CAPITAL STOCK

  Authorized Capital. Taiwan-Maryland has 60,000,000 authorized shares of Common Stock rather than the 20,000,000 shares currently authorized under the Fund's Restated Certificate of Incorporation. Please refer to Proposal (4) for a discussion of the Board of Directors' reasons why it believes an increase in authorized capital stock of the Fund is appropriate and the considerations relating thereto.

  Redemption and Retirement. Delaware law permits the purchase or redemption of a corporation's stock out of surplus. Delaware law prohibits the purchase or redemption of a corporation's common stock out of capital and the purchase or redemption of preferred stock out of capital if any reduction in capital connected with the retirement would cause the assets of the corporation remaining after the reduction to be insufficient to pay any debts of the corporation for which payment has not been otherwise provided. Under Maryland law, a corporation may purchase or acquire its own shares, unless (i) the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due in the usual course of business or (ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus, unless the charter provides otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the purchase or acquisition, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those whose shares are purchased or acquired.

  Notwithstanding Delaware and Maryland law, the 1940 Act prohibits a registered closed-end investment company, such as the Fund, from purchasing its own securities except (i) on a securities exchange or such other open market as the Securities and Exchange Commission (the "Commission") may designate, provided the stockholders have been notified by letter or report within the preceding six months, (ii) pursuant to tenders, after reasonable opportunity to submit tenders given to all holders of securities of the class to be purchased or (iii) under such other circumstances as the Commission may permit by rules and regulations or orders.

  Dividends. Under Delaware law, a corporation can pay dividends out of surplus or, if there is no surplus, out of net profits for the current year and/or the immediately preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Maryland law permits the payment of dividends unless (i) the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due in the usual course of business or (ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus, unless the charter provides otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of payment of such dividends, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the dividends.

  However, regardless of Delaware and Maryland law, the 1940 Act prohibits the payment of dividends, from any source other than (i) the company's accumulated undistributed net income and not including profits or losses realized upon the sale of securities or other properties or (ii) the company's net income so determined for the current or preceding fiscal year; unless such payment is accompanied by a written statement adequately disclosing the source of such payment.

  Under the United States Internal Revenue Code, the Fund currently qualifies as a regulated investment company. Qualification as such an entity allows the Fund to avoid Federal income and excise taxes on distributed net investment income and net capital gains each year. In order to maintain its status as a regulated investment company under the Internal Revenue Code, the Fund intends to distribute at least annually substantially all of its investment company taxable income including dividends and interest and expects to distribute its net realized capital gains, if any, at least annually. The Fund expects to continue to qualify as a regulated investment company following the Reincorporation.

  Preferred Stock. The Maryland Charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series, with rights (including dividend rates, liquidation preferences and redemption rights) as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. Accordingly, if the Reincorporation is approved, the Fund will, upon completion of the merger, have the ability under Maryland law to issue preferred stock. However, any such preferred stock would constitute a senior security for purposes of the 1940 Act and, under the Fund's investment limitations, the Fund may not issue senior securities. It is not proposed that this investment limitation be modified. Therefore, unless and until such investment limitation is changed (which would require the approval of a majority of the Fund's outstanding voting securities), the Fund will not issue any preferred stock.

STOCKHOLDERS

  Stockholders' Inspection Rights. Delaware law allows any stockholder to inspect the corporation's stock ledger, stockholders' list and other books and records for a purpose reasonably related to such person's interest as a stockholder, provided that the stockholder complies with the statutory requirement of a written demand. During the ten days preceding a stockholders meeting, a stockholder may inspect the stockholders' list for any purpose germane to that meeting. Under Maryland law, one or more stockholders who together are and for at least six months have been stockholders of record or holders of voting trust certificates of at least 5% of the outstanding stock of any class may inspect the corporation's books of account and stock ledger, request a statement of the corporation's affairs and request a stockholders' list. Any stockholder may inspect the By-Laws, minutes of proceedings of the stockholders, annual statements of affairs and voting trust agreements on file of a Maryland corporation and may request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. Consequently, under Maryland law, stockholders may not have access to the corporation's books of account and stock ledger or request a statement of the corporation's affairs or a stockholder list, which are available to any stockholder under Delaware law, unless the stockholder owns a significant amount of stock or joins with other stockholders in making such a request.

  Special Meetings of Stockholders. Pursuant to the Delaware By-Laws, a special meeting of the stockholders of Taiwan-Delaware may be called only by the President, by a majority of the members of the Board of Directors, or on the written request of holders of at least twenty-five percent (25%) of the outstanding shares of Common Stock entitled to vote at such meetings. A special meeting of Taiwan-Maryland may be called by the Chairman of the Board, the President, by a majority of the Board of Directors, or upon the written request of stockholders holding at least twenty-five percent (25%) of the outstanding shares of capital stock entitled to vote at the meeting, except that unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted upon at any special meeting of stockholders held during the preceding twelve months.

  Stockholder Action Without a Meeting. Delaware law allows stockholders to take action without a meeting, without prior notice and without a vote, if written consents signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted is delivered to the corporation. Maryland law provides that stockholders may take such action only upon unanimous written consent, a requirement unattainable by a public company in most circumstances. Notwithstanding Delaware law and Maryland law, as a general rule, the NYSE does not permit the stockholders of a company whose shares are listed on the NYSE to act by written consent.

  Preemptive Rights. Neither the Delaware Charter nor the Maryland Charter provides any stockholder with any preemptive right to subscribe for any newly-issued stock or other securities of Taiwan-Delaware or Taiwan-

Maryland, respectively. Accordingly, neither corporation offers stockholders a prior right to purchase any new issue of that corporation's common stock in order to maintain their proportionate ownership.

  Stockholder Vote for Reorganizations and Conversions. The Delaware Charter contains no provisions regarding mergers, consolidations or sale of substantially all of the assets of the Fund. However, Delaware law generally requires approval of a majority of the outstanding stock entitled to vote thereon for a merger, consolidation or sale of substantially all of the assets of the corporation. Under the Maryland Charter, the affirmative vote of at least three-fourths of the shares of capital stock outstanding and entitled to vote is required to approve a merger, consolidation, share exchange, transfer of all or substantially all assets or transfer of securities, unless such action is approved by 70% of the Board of Directors, in which case the affirmative vote of a majority of the shares of capital stock outstanding and entitled to vote is required. Consequently, approval of a consolidation, merger, share exchange or transfer of assets may be more difficult to obtain under the provisions of the Maryland Charter. Additionally, Delaware law generally requires approval of a majority of the outstanding stock entitled to vote thereon to amend the certificate of incorporation to, among other things, change, substitute, enlarge, or diminish its corporate power and purposes. Under the Maryland Charter, an affirmative vote of the holders of at least three-fourths of the shares of capital stock outstanding and entitled to vote is required to approve (i) a change in the nature of the Fund's business so that it would cease to be an investment company registered under the 1940 Act,
(ii) a conversion into an "open-ended" company, or (iii) any amendment to the Maryland Charter to make Taiwan-Maryland's Common Stock a "redeemable security" (as such term is defined in the 1940 Act). Accordingly, such change in the nature of the Fund's business or conversion into an "open-ended" company would be more difficult to effect under the Maryland Charter. The Delaware Charter does not contain any similar provisions.

BOARD OF DIRECTORS

  Number. The Delaware Charter and By-Laws provide that the number of directors shall be not less than three nor more than fifteen as may be fixed from time to time by the affirmative vote at a meeting of the holders of a majority of shares outstanding or by resolution of the Board of Directors. The Maryland Charter and By-Laws provide that the number of directors shall be not more than fifteen nor less than such number of directors as may be permitted under Maryland law, as may be determined from time to time by vote of a majority of the Board of Directors then in office. The Maryland Charter also provides that the Maryland By-Laws may divide the Board of Directors into classes and prescribe the tenure of each class. Under the Maryland By-Laws, the Board of Directors will be divided into three classes, with each class having a term of three years. The term of one class will expire each year. This could have the effect of making it more difficult to make changes in the Board of Directors. See "Anti-Takeover Provisions" below.

  Removal and Vacancies. The Delaware By-Laws provide that any director may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the stock outstanding. Also, newly created directorships resulting from an increase in the number of directors shall be filled by vote of the stockholders or by a vote of a majority of the directors then in office. Vacancies occurring in the Board for any reason may be filled by election at a meeting of stockholders or by vote of a majority of the directors then in office if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the holders of the outstanding voting securities of the Fund at an annual or special meeting. In the event that at any time less than a majority of the directors of the Fund holding office at that time were elected by the stockholders, a meeting of the stockholders shall forthwith be held as promptly as possible and in any event within 60 days from such time for the purpose of electing directors to fill any existing vacancies in the Board unless the Securities and Exchange Commission shall by order extend such period. A director chosen to fill a vacancy shall hold office until his death, resignation or removal or until his successor shall have been elected and shall have qualified. Under Delaware law, if the number of directors in office is less than a majority at the time of the filling of any vacancy, the Delaware Court of Chancery may, at the application of any stockholder or stockholders holding at least ten percent (10%) of the total number of shares then outstanding and having the right to vote, order an election to fill the vacancy or replace the director chosen by the directors then in office.

  Under the Maryland Charter, a director may be removed only with cause by the stockholders of the Fund by the affirmative vote of a majority of the votes entitled to be cast for the election of directors. Under the Maryland By-Laws, vacancies due to an increase in the size of the Board may be filled by a majority of the entire Board of Directors. Pursuant to the Maryland By-Laws and the 1940 Act, vacancies occurring in the Board for any reason may be filled by election at a meeting of stockholders or by vote of a majority of the directors then in office if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the holders of the outstanding voting securities of the Fund at an annual or special meeting. In the event that at any time less than a majority of the directors of the Fund holding office at that time were elected by the stockholders, a meeting of the stockholders shall forthwith be held as promptly as possible and in any event within 60 days from such time for the purpose of electing directors to fill any existing vacancies in the Board unless the Securities and Exchange Commission shall by order extend such period. Directors selected by the Board of Directors to fill vacancies serve until the next annual meeting of stockholders or until their successors are elected and qualified. Directors selected by stockholders to fill vacancies serve for the balance of the term of the director they are replacing.

  Limitations on Liability. The Delaware and Maryland Charters each protect directors from liability to the extent permissible under Delaware and Maryland law, respectively. Both Taiwan-Delaware and Taiwan-Maryland afford protection to their directors against claims for monetary damages from the Fund and its stockholders for certain breaches of their fiduciary duties as directors. Several other similarities regarding the limitation of directors' liability exist in the Delaware Charter and the Maryland Charter. First, neither charter affords protection to directors against claims for equitable relief, such as an injunction or rescission based on a breach of the duty of care or loyalty. Second, the limitation of liability afforded by the Delaware and Maryland Charters applies only to actions brought by the Fund or its stockholders and does not preclude or limit recovery of damages by third parties, such as creditors of the Fund. Third, neither charter protects directors from suits brought under the federal securities laws. Finally, both charters provide that the directors shall be protected to the maximum extent provided under Delaware or Maryland law, as the case may be, as currently in effect or as may be amended in the future.

  In a few significant respects, the Maryland Charter and Maryland law may afford greater protection against liability than do the Delaware Charter and Delaware law. First, the Maryland Charter provides that neither amendment nor repeal of the liability limitation shall limit or eliminate the benefits provided to directors and officers under the liability limitation provision in connection with any act or omission that occurred prior to such amendment or repeal. In addition, the Maryland Charter and Maryland law provide directors additional protection against claims for money damages. Under the Maryland Charter and Maryland law, the Fund or a stockholder will be able to recover money damages against a director of Taiwan-Maryland only if it or he is able to prove that (i) the director actually received an improper benefit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit) or (ii) the director's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The protection afforded by the Delaware Charter and Delaware law is narrower. Delaware law prohibits limiting the liability of a director (i) for any breach of a director's duty of loyalty to the Fund or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) with respect to violations under Section 174 of the Delaware Law (concerning directors liability in connection with unlawful payment of dividends, stock purchases or redemptions) or (iv) any transaction from which a director derives improper personal benefit. Also, while Delaware law extends the right to limit liability for monetary damages only to directors, Maryland law and the Maryland Charter permit the limitation of such liability for both directors and officers. Due to differences in Delaware and Maryland law, stockholders of Taiwan-Maryland may find it more difficult to recover money damages from directors and officers in the event of a lawsuit. However, regardless of the jurisdiction in which the Fund is incorporated, Section 17(h) of the 1940 Act prohibits a registered investment company, such as the Fund, from limiting any liability of a director to such company or its security holders for reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

  Indemnification. Both the Delaware By-Laws and the Maryland Charter provide indemnification of directors and officers to the full extent authorized by applicable law. Despite this similarity regarding indemnification, some aspects of the Maryland Charter and Maryland law may be considered more favorable to directors, officers, employees and agents of a corporation than the Delaware By-Laws and Delaware law.

  Under Delaware law, directors and officers, as well as other employees and agents of a corporation, may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than a "derivative action," which is an action by or in the right of the corporation), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe their conduct was unlawful. A similar standard applies with regard to derivative actions, except that indemnification is permitted only for expenses (including attorneys' fees) incurred in connection with defense or settlement of such action.

  In contrast, Maryland law provides that a director, officer, employee or agent may be indemnified for such service unless it is established that (i) the act or omission of the person was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful. The standard under Maryland law, which permits indemnification unless the person commits a "bad act," may give the Board of Directors greater discretion to indemnify directors, officers, employees and agents than the "good faith" standard of conduct under Delaware law.

  Moreover, unlike the Delaware Charter, the Maryland Charter provides that no subsequent amendment or repeal of the indemnification provision of that charter shall limit or eliminate the benefits provided under such provision immediately prior to such amendment or repeal.

  Under both Maryland and Delaware law, the corporation may pay, prior to final disposition of the action, the expenses (including attorneys' fees) incurred by a director or officer in defending a proceeding. Under Delaware law, expenses may be advanced upon receipt from the officer or director of an undertaking to repay such advances if it is ultimately determined that he is not entitled to be indemnified. Maryland law provides that expenses may be advanced upon receipt from the officer or director of a written affirmation of the person's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay the advance if it is ultimately determined that the standard of conduct has not been met. Under both Maryland law and Delaware law, the undertaking need not be secured and may be accepted without reference to financial ability to make the repayment.

  Some aspects of the Delaware law regarding indemnification, however, may be considered more favorable to a director, officer, employee or agent than Maryland law. First, under Delaware law, the termination of any proceeding by a conviction or plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person may not be indemnified. Under Maryland law, such a termination creates a rebuttable presumption that the standard of conduct for indemnification has not been met. Thus, under Maryland law, the person seeking indemnification must meet a higher burden of proof than under Delaware law in order to obtain indemnification in these circumstances. Second, in a derivative suit, Delaware law requires court approval before indemnification for expenses is made to a person found liable to the corporation. Maryland law, like Delaware law, does not permit indemnification in a derivative suit for anything other than expenses. Maryland law also prohibits indemnification for anything other than expenses of an officer or director adjudged liable on the basis that a personal benefit was improperly received, regardless of whether the suit concerned actions in the officer's or director's official capacity.

AMENDMENT OF CHARTER AND BY-LAWS

  Amendment of Charter. Both Delaware and Maryland law require the Board of Directors to approve any amendment to a corporation's Certificate of Incorporation or Articles of Incorporation, respectively (in either case a "Charter"). However, Delaware law provides that a majority of the outstanding stock entitled to vote thereon must vote to approve any amendment to a Delaware Certificate of Incorporation, while Maryland law provides that the affirmative vote of two-thirds of all votes entitled to be cast on the matter is required to approve any amendment to Maryland Articles of Incorporation. Furthermore, under the Maryland Charter and By-Laws, the affirmative vote of 75% of the Fund's outstanding shares is required to amend the provisions of the Maryland Charter relating to the removal of directors, limitations on liabilities and indemnification, amendment of the Maryland By-Laws and limits on the ability of others to acquire control. See "Board of Directors," "Amendment of Charter and By-Laws--Amendment of By-Laws" and "Anti-Takeover Provisions". Consequently, stockholders may find it relatively more difficult to amend the Maryland Charter than to amend the Delaware Charter. Similarly, the Board of Directors may find it relatively more difficult to obtain approval of an amendment to the Maryland Charter that is proposed by the Board of Directors than of an amendment that the Board of Directors proposes to make to the Delaware Charter.

  Amendment of By-Laws. Under both Delaware and Maryland law, the power to adopt, amend or repeal a corporation's by-laws is vested in the stockholders, unless the charter or, in Maryland, the by-laws confers such power to the Board of Directors. Delaware law provides, however, that conferring such power to the Board of Directors does not divest the stockholders of their power to alter, amend or repeal the corporation's by-laws. Under the Maryland Charter and By-Laws, the Board of Directors of Taiwan-Maryland will retain sole power to amend, alter or repeal the Maryland By-Laws. Accordingly, the stockholders of Taiwan-Maryland would be required to amend the Maryland Charter (which requires the affirmative vote of 75% of the Fund's outstanding shares) before the stockholders could amend the Maryland By-Laws.

ANTI-TAKEOVER PROVISIONS

  The Maryland Charter and By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Board of Directors, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability, and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

  Classes of Directors; Removal of Directors. If the Reincorporation is approved, following completion of the Merger, the Board of Directors will, in accordance with the Maryland By-Laws be divided into three classes, each having a term of three years, with the term of one class expiring each year. This provision of the Maryland By-Laws will make it more difficult to replace a majority of the Board. Under the Maryland Charter and By-Laws, the Maryland By-Laws may only be amended or repealed by the Board of

Directors. The affirmative vote of 75% or more of the Fund's outstanding shares is required to amend, alter or repeal the provisions in the Maryland Charter relating to amendments to the Maryland By-Laws. See "Amendment of Charter and By-Laws--Amendment of By-Laws." In addition, under the Maryland Charter a director may be removed from office only for cause and only by a majority vote of stockholders. This provision likewise may only be amended or repealed by the affirmative vote of 75% or more of the outstanding shares of the Fund and could delay the replacement of the directors and have the effect of making changes in the Board of Directors more difficult than under the Delaware Charter. See "Board of Directors--Removal And Vacancies."

  Conversion to Open-End Fund and other Extraordinary Transactions. Under the Maryland Charter, the affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act or (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights. However, if such action has been approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law. The affirmative vote of the holders of 75% or more of the outstanding shares entitled to vote thereon is required to amend, alter or repeal the above provisions in the Maryland Charter. The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the current market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the

Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their Common Stock in preference to stock of the many mutual funds available.

APPRAISAL RIGHTS

  Under both Delaware law and Maryland law, a stockholder of a corporation engaging in certain transactions may, under certain circumstances, receive cash in the amount of the fair value of his shares (as appraised pursuant to judicial proceedings) in lieu of the consideration such stockholder would otherwise receive in such transaction. Under Delaware law, stockholders of a corporation are entitled to such appraisal rights only with respect to certain statutory mergers or consolidations. Unless otherwise provided in the charter, Delaware law does not grant appraisal rights to (i) stockholders with respect to a merger or consolidation of a corporation, the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders, if such stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, or
(ii) in general, stockholders of a corporation surviving a merger if no vote of the stockholders of such corporation is required to approve the merger.

  Under the Maryland law, stockholders of a corporation are entitled to appraisal rights in certain mergers, consolidations or share exchanges by such corporation, or upon the disposition of all or substantially all of its assets, as well as when such corporation amends its charter in a way which alters the contractual rights of any outstanding stock as expressly set forth in the charter and substantially adversely affects such stockholders' rights if the right to do so is not reserved in the charter. The Maryland Charter contains such a reservation and accordingly, appraisal rights will not be available for an amendment to the Maryland Charter. However, except with respect to certain transactions involving an interested stockholder, stockholders generally have no appraisal rights with respect to their stock if
(i) the stock is listed on a national securities exchange, or (ii) the stock is that of the successor in the merger, unless (a) the merger alters the contractual rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so, or (b) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip of other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

  The following is a general discussion of certain federal income tax consequences of the merger to the Fund's stockholders. Stockholders are urged to consult their own tax advisors to determine the effect, if any, that state, local or foreign tax laws may have on them.

  Rogers & Wells, counsel to the Fund, has advised the Fund that, for federal income tax purposes, the Merger will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, no gain or loss will be recognized by the holders of Taiwan-Delaware Common Stock as a result of the Merger, no gain or loss will be recognized by Taiwan-Delaware or Taiwan-Maryland as a result of the Merger, and Taiwan-Maryland will succeed, without adjustment, to the tax attributes of Taiwan-Delaware. Each stockholder will have the same basis in the shares of Taiwan-Maryland Common Stock received in the Merger as in the shares of Taiwan-Delaware Common Stock held immediately prior to the time the Merger becomes effective and the holding period of the shares of the Taiwan-Maryland Common Stock will include the period during which the corresponding shares of Taiwan-Delaware Common Stock were held; provided, however, that such corresponding shares were held as a capital asset at the time of effectiveness of the Merger.

  Stockholders should consult their own tax advisors as to the effect of the Merger under applicable state or local tax laws.

RIGHTS OF DISSENTING STOCKHOLDERS

  Section 262 of the Delaware General Corporation Law provides that, with certain exceptions not relevant here, common stockholders of a Delaware corporation do not have appraisal rights when the Delaware corporation merges with another corporation if its common stock, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, was listed on a national securities exchange. Taiwan-Delaware is listed on the New York Stock Exchange. Consequently, dissenters rights are not available to stockholders of Taiwan-Delaware with respect to the Reincorporation.

CONSEQUENCES IF PROPOSAL (3) IS NOT APPROVED

  If Proposal (3) is not approved by the stockholders, the Fund will continue to operate, pay Delaware franchise taxes and Taiwan-Maryland will be dissolved. In the future, the Fund's Board of Directors may seek certain amendments to the Delaware Charter or re-submit a proposal to the stockholders asking them to approve the reincorporation of the Fund in the State of Maryland.

REQUIRED VOTE

  Approval of the proposed Reincorporation will require the affirmative vote of a majority of the outstanding stock entitled to vote thereon. For this purpose, abstentions and broker non-votes will have the effect of a vote to disapprove the proposed Reincorporation.

  THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" APPROVAL OF THE AGREEMENT OF MERGER REINCORPORATING THE FUND UNDER THE LAWS OF THE STATE OF MARYLAND.

                      (4) APPROVAL OF AN AMENDMENT TO THE
                FUND'S RESTATED CERTIFICATE OF INCORPORATION TO
                   INCREASE THE NUMBER OF AUTHORIZED SHARES

  At a meeting held December 1, 1995, the Board of Directors of the Fund unanimously approved and directed that there be submitted to stockholders for their approval an amendment to Article Fourth of the Fund's Restated Certificate of Incorporation, as amended (the "Certificate") which would increase the number of shares that the Fund is authorized to issue from 20,000,000 to 60,000,000 (the "Share Increase Amendment").

  The text of the proposed amendment is set forth below:

  RESOLVED, that Article Fourth of the Fund's Restated Certificate of Incorporation be amended to read as follows:

  "FOURTH: Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 60,000,000 shares of Common Stock, par value $.01 per share ("Common Stock")."

  The Share Increase Amendment will not change any other aspect of Article Fourth. The Share Increase Amendment, if approved, only will be effected if Proposal (3) is not approved by the stockholders. If Proposal (3) is adopted, the Maryland Articles of Incorporation already provide for an authorized share capital of 60,000,000 shares.

  At December 29, 1995, the Fund had 14,826,357 shares of Common Stock outstanding. The Board has determined that the 5,173,643 shares of presently authorized but unissued Common Stock may be insufficient to permit the Fund to make additional offerings of its Common Stock in order to raise cash to take advantage of certain investment opportunities, if and as they become available. The Fund anticipates that it may in the future engage in equity offerings of its securities for cash through either rights offerings to existing stockholders or secondary public or private offerings, although the Fund currently does not have any current plans to make any such additional offerings. In addition, the Fund has a dividend reinvestment and cash purchase plan (the "Plan") pursuant to which the Fund may issue additional shares to participants in the Plan. In order to permit the Fund greater flexibility to issue additional shares of Common Stock from time to time in order to raise capital in public offerings, private offerings or rights offerings, effect stock dividends, or authorize issuances pursuant to the Plan, as well as for other similar purposes, the Board of Directors considers it advisable that the Fund be in a position to issue up to approximately 45,000,000 additional shares without the requirement of stockholder approval.

  Holders of the capital stock of the Fund do not have any preemptive rights to subscribe for or purchase any shares of capital stock of the Fund, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock of the Fund in order to maintain their proportionate ownership. Consequently, the issuance of additional shares of capital stock may dilute the interest of a current stockholder if additional shares are issued at less than the then current net asset value and the stockholder does not purchase, or is not offered the opportunity to purchase, additional shares. Under the 1940 Act the Fund is not permitted to issue additional shares below their then current net asset value except by means of a rights offering made to the Fund's stockholders. Pursuant to any such rights offering, each stockholder would be given the opportunity to purchase an additional number of shares such that the stockholder's proportionate interest in the Fund would not be diluted.

  If Proposal (3) is not adopted and this Proposal (4) is adopted, the Share Increase Amendment will become effective on the date a Certificate of Amendment with respect thereto is filed with the Secretary of State of Delaware. In that case, it is anticipated that the appropriate filing to effect the Share Increase Amendment will be made as soon after the annual meeting as practicable.

REQUIRED VOTE

  Approval of the Share Increase Amendment will require the affirmative vote of a majority of the outstanding stock entitled to vote thereon. For this purpose, abstentions and broker non-votes will have the effect of a vote to disapprove the Share Increase Amendment.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE SHARE INCREASE AMENDMENT.

                      (5) APPROVAL OF AN AMENDMENT TO THE
FUND'S INVESTMENT LIMITATIONS TO PERMIT THE FUND TO PURCHASE EQUITY SECURITIES,
   WHICH WILL BE LISTED ON THE TAIWAN STOCK EXCHANGE IN INITIAL AND SECONDARY
                                PUBLIC OFFERINGS

  The Board of Directors of the Fund has unanimously approved and directed that there be submitted to the stockholders for their approval an amendment to the Fund's investment limitations to permit the Fund to purchase equity securities issued in initial public offerings and secondary public offerings which will be listed on the Taiwan Stock Exchange (the "TSE") immediately following such offerings. The Fund's current investment limitations prevent the Fund from purchasing any securities which, at the time the purchase is made, are not listed and traded on the TSE. Since equity securities issued in initial and secondary public offerings are not technically listed and traded on the TSE at the time they are sold to the public, the Fund has been prevented from purchasing such equity securities in these offerings, and thus has been limited to acquiring the securities in secondary market purchases on the TSE. This change is being recommended to permit the Fund to acquire equity securities in those public offerings and thus provide the Fund more flexibility to take advantage of investment opportunities in the Republic of China (the "ROC").

  The Fund's investment limitations are fundamental policies of the Fund and may not be changed without stockholder approval. A change in the Fund's investment limitations also requires approval by the ROC Securities and Exchange Commission after stockholder approval. If the proposed change is not approved by the ROC Securities and Exchange Commission after stockholder approval, it will not become effective. In addition, the Fund's investment limitations are set forth in the Management Contract and the Delaware By-Laws. Accordingly, an amendment to the Fund's investment limitations necessitates an amendment to those documents as well and, if adopted, this Proposal (5) will authorize identical amendments to the investment limitations set forth in the Management Contract and the Delaware By-Laws (although if Proposal (3) is adopted, an amendment to the Delaware By-Laws will be unnecessary because the Fund will be governed by the Maryland By-Laws which do not contain a list of the Fund's investment limitations).

  The text (as stated in the Fund's Statement of Additional Information, the Management Contract and the Delaware By-Laws) of the Fund's investment limitation limiting its ability to purchase equity securities in initial public offerings and secondary public offerings as well as the text of such limitation as it is proposed to be amended, are set forth as Exhibit C to this Proxy Statement. The Fund's investment objective will not change as a result of the amendment and will continue to be to seek long-term capital appreciation through investments primarily in equity securities listed on the TSE in the ROC.

  As discussed above, the primary reason for the proposed change in the Fund's investment limitation is to expand the range of equity investment opportunities available to the Fund. Under the Fund's existing investment limitations, the Adviser has been limited to seeking suitable equity securities which are already listed and traded on the TSE, and thus the Fund has not been permitted to purchase equity securities offered in initial or secondary public offerings, even though those securities become listed and traded on the TSE immediately after the offerings. The Fund's management believes that the existing investment limitation has placed the Fund at a disadvantage compared to other investors, particularly with respect to securities offered in initial public offerings, because of the fact that securities offered in initial public offerings sometimes trade at premiums to their initial public offering prices immediately upon listing and trading on the TSE. This means that if the Fund desires to acquire these securities, it must do so (in cases where the securities trade at premiums) at prices substantially higher than the initial public offering prices. In addition, equity securities offered in initial and secondary public offerings are acquired free of commissions that are typically charged on transactions effected on the TSE.

  The Board of Directors believes that the proposed change is in the best interests of the Fund. In addition, due to the limited number of investment opportunities available to the Fund, the directors believe it would be more appropriate for the Fund to have investment limitations which conform to the opportunities for investment currently available to the Fund. Accordingly, the directors recommend that the stockholders vote to approve this change.

RISKS OF INVESTING IN INITIAL PUBLIC OFFERINGS

  Investments in companies issuing securities in initial public offerings involve greater risks than are customarily associated with investing in companies that are listed on an exchange. The initial public offering price of such securities may not be indicative of the market price for the stock after the offering. The market price for the stock following an initial public offering may be highly volatile depending on a number of factors. Since prior to an initial public offering there has been no public trading market, there can be no assurance that an active market in the offered securities will develop or, if such market develops, that it will be sustained. Also, many companies making initial public offerings have limited operating and financial histories. Many companies whose securities are offered through initial public offerings may be smaller, newer and less seasoned than companies whose securities have been trading for some time on the TSE. The risks and complications frequently encountered in connection with a development stage business are often greater than those encountered with more seasoned companies. Such risks include the fact that securities in small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. Also, these companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

REQUIRED VOTE

  Approval of the proposed amendment will require the affirmative vote of a majority of the Fund's outstanding shares of Common Stock. As defined in the 1940 Act, a "majority of outstanding shares" means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment. The Fund will continue under its current investment limitations if this proposal is not approved by the stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE PROPOSAL TO AMEND THE INVESTMENT LIMITATIONS OF THE FUND.

                  (6) APPROVAL OF AN AMENDMENT TO THE FUND'S
INVESTMENT LIMITATIONS TO PERMIT THE FUND TO ENGAGE IN
                         CURRENCY HEDGING TRANSACTIONS

  The Board of Directors of the Fund has unanimously approved and directed that there be submitted to the stockholders for their approval an amendment to the Fund's investment limitations to permit the Fund to engage in currency hedging transactions. This change is being recommended to allow the Fund to protect its portfolio against foreign currency exchange rate risk.

  The Fund's investment limitations are fundamental policies of the Fund and may not be changed without stockholder approval. A change in the Fund's investment limitations also requires approval by the ROC Securities and Exchange Commission after stockholder approval. If the proposed change is not approved by the ROC Securities and Exchange Commission after stockholder approval, it will not become effective. In addition, the Fund's investment limitations are set forth in the Management Contract and the Delaware By-Laws. Accordingly, an amendment to the Fund's investment limitations necessitates an amendment to those documents as well and, if adopted, this Proposal (6) will authorize identical amendments to the investment limitations set forth in the Management Contract and the Delaware By-Laws (although if Proposal (3) is adopted, an amendment to the Delaware By-Laws will be unnecessary because the Fund will be governed by the Maryland By-Laws which do not contain a list of the Fund's investment limitations).

  The text (as stated in the Fund's Statement of Additional Information, the Management Contract and the Delaware By-Laws) of the Fund's investment limitation limiting its ability to enter into currency exchange contracts for bona fide hedging purposes, as well as the text of such limitation as proposed to be amended, are set forth as Exhibit C to this proxy statement. The Fund's investment objective will not change as a result of the amendment and will continue to be to seek long-term capital appreciation through investments primarily in equity securities listed on the TSE in the ROC.

  As noted above, the primary reason for the proposed changes in the Fund's investment limitations is to protect the value of the Fund's investment portfolio against currency risks. If the Fund's investment limitations are amended to permit the Fund to engage in currency hedging transactions, the Fund would be able to protect the value of some portion or all of its portfolio holdings against currency risks. The Fund would be permitted to enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets. If this amendment to the investment limitations is approved, the Adviser will only hedge between NT dollars and US dollars. For a description of each of these instruments and an explanation of the possible trading strategies the Fund may utilize in connection therewith, see Exhibit D to this Proxy Statement.

  The Board of Directors believes that the proposed change is in the best interests of the Fund. Accordingly, the directors recommend that the stockholders vote to approve this change.

RISKS OF CURRENCY HEDGING

  There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time when the Fund wishes to use them. Moreover, in the ROC the market for certain hedging instruments is not highly developed.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. In addition, if the Adviser hedges the Fund's exposure to a foreign currency and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation.

  The ability of the Fund to utilize hedging successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select portfolio securities. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that it will do so at an appropriate time or that it will be able to predict exchange rates accurately. In addition, there is no assurance that suitable foreign exchange markets or currency management instruments will be available to the Fund.

  Under the regulations of the U.S. Commodity Futures Trading Commission ("CFTC"), the Fund will not be considered a "commodity pool", as defined under such regulations, as a result of entering into transactions in currency futures contracts and related options provided, among other things, that such transactions are entered into solely for bona fide hedging purposes, as defined under CFTC regulations. Accordingly, currency futures and options on currency futures will be purchased, sold or entered into only for bona fide hedging purposes and not for speculative purposes.

  The use of hedging in certain circumstances will require that the Fund segregate cash, liquid high grade debt obligations or other assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying currency. Certain provisions of the Internal Revenue Code of 1986, as amended, may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. These transactions may also affect the character and timing of income and the amount of gain or loss recognized by the Fund and its shareholders for U.S. federal income tax purposes.

REQUIRED VOTE

  Approval of the proposed amendment to the Fund's investment limitations will require the affirmative vote of a majority of the Fund's outstanding shares of Common Stock. As defined in the 1940 Act, a "majority of outstanding shares" means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding voting securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment. The Fund will continue under its current investment limitations if this proposal is not approved by the stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE PROPOSAL TO AMEND THE INVESTMENT LIMITATIONS OF THE FUND.

MISCELLANEOUS

  Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The cost of their services is estimated at US$6,000. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or Corporate Investor Communications, Inc. in person, by telephone, by facsimile, or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

  In the event that sufficient votes regarding any proposal set forth in the Notice of this meeting are not received by February 27, 1996, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

  Any proposal by a stockholder of the Fund intended to be presented at the Annual Meeting of Stockholders of the Fund to be held in February 1997 must be received by the Fund at 225 Franklin Street, Boston, Massachusetts 02110 not later than September 28, 1996.

                                 By order of the Board of Directors,

                                 Gloria Wang Secretary
225 Franklin Street
Boston, Massachusetts 02110
January 26, 1996

                                                                      EXHIBIT A
                              AGREEMENT OF MERGER

                                      OF

                        THE TAIWAN FUND, INC. (PARENT)
                           (A DELAWARE CORPORATION)

                                      AND

                      THE TAIWAN FUND, INC. (SUBSIDIARY)
                           (A MARYLAND CORPORATION)

  AGREEMENT OF MERGER entered into on January 24, 1996 by THE TAIWAN FUND, INC. ("Taiwan-Delaware"), a Delaware corporation, and THE TAIWAN FUND, INC. ("Taiwan-Maryland"), a Maryland corporation.

  WHEREAS Taiwan-Delaware is a business corporation of the State of Delaware with its registered office therein located at 1209 Orange Street, City of Wilmington, County of New Castle; and

  WHEREAS the total number of shares of stock which Taiwan-Delaware has authority to issue is 20,000,000, all of which are of one class and of a par value of $.01 each; and

  WHEREAS the Board of Directors of Taiwan-Delaware by resolution adopted on January 17, 1996 approved this Agreement of Merger; and

  WHEREAS Taiwan-Maryland is a business corporation of the State of Maryland with its principal office therein located at c/o P&M Corp., 36 South Charles Street, City of Baltimore; and

  WHEREAS the total number of shares of stock which Taiwan-Maryland has authority to issue is 60,000,000, all of which are of one class and of a par value of $0.01 each; and

  WHEREAS the Board of Directors of Taiwan-Maryland by resolution adopted on January 17, 1996 approved this Agreement of Merger; and

  WHEREAS the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

  WHEREAS the General Corporation Law of Maryland permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Maryland; and

  WHEREAS Taiwan-Delaware and Taiwan-Maryland and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Taiwan-Delaware with and into Taiwan-Maryland pursuant to the provisions of the General Corporation Law of the State of Delaware and pursuant to the provisions of the General Corporation Law of Maryland upon the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Taiwan-Delaware and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Taiwan-Maryland and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

  1. Taiwan-Delaware and Taiwan-Maryland shall, pursuant to the provisions of the General Corporation Law of the State of Delaware and to the provisions of the General Corporation Law of Maryland, be merged with and into a single corporation, to wit, Taiwan-Maryland which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of Maryland. The separate existence of Taiwan-Delaware, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the General Corporation Law of the State of Delaware.

  2. Annexed hereto and made a part hereof is a copy of the Articles of Incorporation of the surviving corporation as the same shall be in force and effect at the effective time in the State of Maryland of the merger herein provided for; and said Articles of Incorporation shall continue to be the Articles of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of Maryland.

  3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the Articles of Incorporation of the surviving corporation and the provisions of the General Corporation Law of Maryland.

  4. The directors and officers in office of the terminating corporation at the effective time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Articles of Incorporation and By-Laws of the surviving corporation.

  5. Each issued share of the terminating corporation shall, from and after the effective time of the merger, be converted into one (1) share of the surviving corporation. The issued shares of the surviving corporation, all of which are held by the terminating corporation, shall be surrendered and extinguished and returned to the status of authorized but unissued shares of the surviving corporation.

  6. The surviving corporation does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the terminating corporation, as well as for enforcement of any obligation of the surviving corporation arising from the merger herein provided for, including any suit or other proceeding to enforce the right of any stockholder of the terminating corporation as and when determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following address without the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware:
Laurence E. Cranch, c/o Rogers & Wells, 200 Park Avenue, New York, New York
10166.

  7. In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the General Corporation Law of the State of Delaware and upon behalf of the surviving corporation in accordance with the provisions of the General Corporation Law of Maryland, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware and by the laws of the State of Maryland, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Maryland and elsewhere to effectuate the merger herein provided for.

  8. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

  9. Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof of a certificate of merger with the Secretary of State of the State of Delaware or at any time prior to the filing of any requisite merger documents with the Secretary of State of Maryland in the event that the Board of Directors determines that the proposed merger is no longer in the best interests of Taiwan-Delaware.

  IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Date: January 24, 1996.

                                 The Taiwan Fund, Inc. (Delaware)

                                     /s/ Benny T. Hu
                                 By: __________________________________________
                                     President

                                 The Taiwan Fund, Inc. (Maryland)

                                     /s/ Benny T. Hu
                                 By: __________________________________________
                                     President

                           CERTIFICATE OF SECRETARY
                           OF THE TAIWAN FUND, INC.
                                  (DELAWARE)

  The undersigned, being the Secretary of the Taiwan Fund, Inc., a Delaware corporation, does hereby certify that the foregoing Agreement of Merger was submitted to the stockholders entitled to vote of said corporation at the annual meeting thereof for the purpose of acting on the Agreement of Merger. Due notice of the time, place, and purpose of said meeting was mailed to each stockholder of said corporation at least 20 days prior to the date of the meeting. At said meeting, the Agreement of Merger was considered by the stockholders entitled to vote of the corporation, and, a vote having been taken for the adoption or rejection by them of the Agreement of Merger, at least a majority of the outstanding stock entitled to vote of the corporation was voted for the adoption of the Agreement of Merger.

Date: February  , 1996.



                                 ______________________________________________
                                 Secretary of The Taiwan Fund, Inc. (Delaware)

                           CERTIFICATE OF SECRETARY
                           OF THE TAIWAN FUND, INC.
                                  (MARYLAND)


  The undersigned, being the Secretary of The Taiwan Fund, Inc., a Maryland corporation, does hereby certify that the Board of Directors of the Fund has approved by a majority vote the adoption of the foregoing Agreement of Merger pursuant to Section 3-105 of the Maryland General Corporation Law and that the sole stockholder of the Fund has approved the adoption of the foregoing Agreement of Merger pursuant to Section 3-105 of the Maryland General Corporation Law.

Date: February  , 1996.




                                 ______________________________________________
                                 Secretary of The Taiwan Fund, Inc. (Maryland)

                                                                      EXHIBIT B

                           ARTICLES OF INCORPORATION
                                      OF
                             THE TAIWAN FUND, INC.

  THE UNDERSIGNED, Joseph C. Benedetti, whose post office address is c/o Rogers & Wells, 200 Park Avenue, New York, New York 10166, being at least eighteen years of age, does hereby act as an incorporator, under and by virtue of the general laws of the State of Maryland authorizing the formation of corporations and with the intention of forming a corporation.

  FIRST: The name of the corporation (hereinafter called the "Corporation") is The Taiwan Fund, Inc.

  SECOND: The Corporation was formed for the following purposes:

  (1) To act as a closed-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended.

  (2) To hold, invest and reinvest its assets in securities and other investments or to hold all or part of its assets in cash.

  (3) To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

  (4) To enter into management, supervisory, advisory, administrative, underwriting and other contracts and otherwise do business with other corporations, and subsidiaries or affiliates thereof, or any other firm or organization, notwithstanding that the Board of Directors of the Corporation may be composed in part of officers, directors or employees of such corporation, firm or organization and, in the absence of fraud, the Corporation and such corporation, firm or organization may deal freely with each other and neither such management, supervisory, advisory, administrative or underwriting contract nor any other contract or transaction between the Corporation and such corporation, firm or organization shall be invalidated or in any way affected thereby.

  (5) To do any and all additional acts and exercise any and all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

  The Corporation shall be authorized to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

  THIRD: The post office address of the place at which the principal office of the Corporation in the State of Maryland is located is c/o P&M Agent Corp., 36 South Charles Street, Baltimore, Maryland 21201.

  The name of the Corporation's resident agent is P&M Agent Corp. and its post office address is 36 South Charles Street, Baltimore, Maryland 21201. Said resident agent is a corporation of the State of Maryland.

  FOURTH: Section 1. (1) The total number of shares of capital stock that the Corporation has authority to issue is 60,000,000 shares of capital stock of the par value of $0.01 each, having an aggregate par value of $600,000, all of which 60,000,000 shares are initially classified as "Common Stock."

  (2) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Common Stock of the Corporation:

  (a) Each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any class of stock hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.

  (b) Subject to the provisions of law and any preferences of any class of stock hereafter classified or reclassified, dividends, including dividends payable in shares of another class of the Corporation's stock, may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.

  (c) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class of stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled, together with the holders of any other class of stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.

  Section 2. (1) Without the assent or vote of the stockholders, the Board of Directors shall have the authority by resolution to classify and reclassify any authorized but unissued shares of capital stock from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the capital stock.

  (2) The foregoing powers of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing, or altering one or more of the following:

  (a) The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this subparagraph;

  (b) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating;

  (c) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights;

  (d) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provisions for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine;

  (e) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof;

  (f) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock;

  (g) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof; and

  (h) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter of the Corporation.

  (3) For the purposes hereof and of any articles supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation--(unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

  (a) prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

  (b) on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

  (c) junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

  (4) The provisions of Section 2 of this Article Fourth may not be amended, altered or repealed except by vote of three-fourths of the shares of capital stock of the Corporation outstanding and entitled to vote thereupon.

  Section 3. The presence in person or by proxy of the holders of record of a majority of the aggregate number of shares of capital stock issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the stockholders except as otherwise provided by law or in these Articles of Incorporation.

  Section 4. Notwithstanding any provision of the General Laws of the State of Maryland requiring action to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the shares of capital stock of the Corporation outstanding and entitled to vote thereupon, such action shall, except as otherwise provided in these Articles of Incorporation, be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares of capital stock of the Corporation outstanding and entitled to vote thereupon voting together as a single class.

  Section 5. No holder of shares of capital stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any part of any new or additional issue of stock of any class, or of rights or options to purchase any stock, or of securities convertible into, or carrying rights or options to purchase, stock of any class, whether now or hereafter authorized or whether issued for money, for a consideration other than money or by way of a dividend or otherwise, and all such rights are hereby waived by each holder of capital stock and of any other class of stock or securities which may hereafter be created.

  Section 6. All persons who shall acquire capital stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

  Section 7. (1) Except as otherwise provided in subsection 2 of this Section 7 of this Article Fourth, the affirmative vote of at least three-fourths of the shares of capital stock of the Corporation outstanding and entitled to vote thereupon voting together as a single class shall be necessary to authorize any of the following actions:

  (a) the conversion of the Corporation to an "open-end company" or any amendment to these Articles of Incorporation to make the Corporation's common stock a "redeemable security" (as such terms are defined in the Investment Company Act of 1940);

  (b) the merger or consolidation of the Corporation with or into any other company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization) or share exchange in which the Corporation is not the successor corporation;

  (c) the dissolution or liquidation of the Corporation notwithstanding any other provision in these Articles of Incorporation;

  (d) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Corporation other than in the ordinary course of the Corporation's business;

  (e) a change in the nature of the business of the Corporation so that it would cease to be an investment company registered under the Investment Company Act of 1940; or

  (f) the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any securities of the Corporation to any other person in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more excluding (i) sales of any securities of the Corporation in connection with a public offering thereof, (ii) issuances of any securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation or pursuant to a stock dividend and (iii) issuances of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation.

  (2) If the Board of Directors approves, by a vote of at least seventy percent of the entire Board of Directors, any action listed in subsection (1) of this Section 7 of this Article Fourth other than the action described in clause (1) (f), the affirmative vote of only a majority of the shares of capital stock of the Corporation outstanding and entitled to vote thereupon voting together as a single class shall be necessary to authorize such action. If the Board of Directors approves, by a vote of at least seventy percent of the entire Board of Directors, an action described in clause (1) (f) of this
Section 7 of this Article Fourth, no shareholder vote shall be required to authorize such action.

  (3) The provisions of this Section 7 of this Article Fourth may not be amended, altered or repealed except by the approval of at least three-fourths of the shares of capital stock of the Corporation outstanding and entitled to vote thereupon voting together as a single class.

  FIFTH: The initial number of directors of the Corporation is seven (7), and the name of the directors who shall act as such until the first annual meeting or until their successor or successors are duly elected and qualify are Benny
T. Hu, Harvey H.W. Chang, Joe O. Rogers, Jack C. Tang, Shao-Yu Wang, David Dean and Lawrence F. Weber. The By-Laws of the Corporation may fix the number of directors at a number other than seven and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of directors within a limit specified in the By-Laws, provided that in no case shall the number of directors be less than the number prescribed by law, and to fill the vacancies created by any such increase in the number of directors. Unless otherwise provided by the By-Laws of the Corporation, the directors of the Corporation need not be stockholders.

  The By-Laws of the Corporation may divide the Directors of the Corporation into classes and proscribe the tenure of office of the several classes; but no class shall be elected for a period shorter than that from the time of the election of such class until the next annual meeting and thereafter for a period shorter than the interval between annual meetings or for a longer period than five years, and the term of office of at least one class shall expire each year.

  A director may be removed only with cause, and any such removal may be made only by the stockholders of the Corporation.

  The provisions of this Article Fifth may not be amended, altered or repealed except by a vote of three-fourths of the shares of common stock of the Corporation outstanding and entitled to vote thereupon.

  SIXTH: Section 1. All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by these Articles of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

  Section 2. The Board of Directors shall have the sole power to adopt, alter or repeal the By-Laws of the Corporation except to the extent that the By-Laws otherwise provide. The provisions of this Section 2 of this Article Sixth may not be amended, altered or repealed except by vote of three-fourths of the shares of capital stock of the Corporation outstanding and entitled to vote thereupon voting together as a single class.

  Section 3. The Board of Directors shall have the power from time to time to determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them shall be open to the inspection of stockholders; and no stockholder shall have any right to inspect any account, book or document of the Corporation except to the extent permitted by statute or the By-Laws.

  Section 4. The Board of Directors shall have the power to determine, as provided herein, or if a provision is not made herein, in accordance with generally accepted accounting principles, what constitutes net income, total assets and the net asset value of the shares of capital stock of the Corporation.

  Section 5. The Board of Directors shall have the power to distribute dividends from the funds legally available therefor in such amounts, if any, and in such manner to the stockholders of record as of a date, as the Board of Directors may determine.

  Section 6. Without the assent or vote of the stockholders, the Board of Directors shall have the power to authorize the issuance from time to time of shares of the capital stock of any class of the Corporation, whether now or hereafter authorized, and securities convertible into shares of capital stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

  Section 7. Without the assent or vote of the stockholders, the Board of Directors shall have the power to authorize and issue obligations of the Corporation, secured or unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation.

  Section 8. The provisions of Sections 6 and 7 of this Article Sixth may not be amended, altered or repealed except by vote of three-fourths of the shares of capital stock of the Corporation outstanding and entitled to vote thereupon voting together as a single class.

  SEVENTH: Section 1. To the fullest extent permitted by Maryland statutory or decisional law, subject to the requirements of the Investment Company Act of 1940, as amended, no director or officer of the Corporation shall be personally liable to the Corporation or its security holders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which such liability is asserted. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

  Section 2. The Corporation shall indemnify, to the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Corporation or serves or served at the request of the Corporation any other enterprises as a director or officer. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this
Section 2 of this Article Seventh shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of this Section 2 of this Article Seventh shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Section 2 of this Article Seventh, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation. The provisions of this
Section 2 of this Article Seventh shall be in addition to the other provisions of this Article Seventh.

  Section 3. Nothing in this Article Seventh protects or purports to protect any director or officer against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

  Section 4. Each section or portion thereof of this Article Seventh shall be deemed severable from the remainder, and the invalidity of any such section or portion shall not affect the validity of the remainder of this Article.

  EIGHTH: The duration of the Corporation shall be perpetual.

  NINTH: From time to time, any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding stock by classification, reclassification or otherwise), and other provisions that may, under the statutes of the State of Maryland at the time in force, be lawfully contained in articles of incorporation may be added or inserted, upon the vote of the holders of a majority of the shares of common stock of the Corporation outstanding and entitled to vote thereupon. If these Articles of Incorporation specifically so provide, however, any such amendment, alteration, repeal, addition or insertion may be affected only upon the vote of three-fourths of the shares of common stock of the Corporation outstanding and entitled to vote thereupon. The provisions of the prior sentence may not be amended, altered or repealed except by vote of three-fourths of the shares of common stock of the corporation outstanding and entitled to vote thereupon. All rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article Ninth.

  IN WITNESS WHEREOF, I have executed these Articles of Incorporation acknowledging the same to be my act, on January 5, 1996.


                                              /s/ Joseph C. Benedetti
                                    ___________________________________________
                                    Incorporator

Witness:

        /s/ Kiwon Choi
_______________________________

                                                                      EXHIBIT C

STATEMENT OF ADDITIONAL INFORMATION

  Currently, the Fund's investment limitations as set forth in the Fund's Statement of Additional Information state:

    "2. The Fund will not purchase any equity securities which, at the date purchase is made, are not listed and traded on the TSE . . .

    7. The Fund will not buy or sell commodities or commodity contracts or real estate or interests in real estate."

    The text of the proposed amendment is set forth below:

    "2. The Fund will not purchase any equity securities which, at the date purchase is made, are not listed and traded on the TSE, except that the Fund may purchase equity securities in initial public offerings and secondary public offerings if such securities will be listed on the TSE immediately following such offering . . .

    7. The Fund will not buy or sell commodities or commodity contracts or real estate or interests in real estate, except the Fund may enter into forward foreign currency exchange contracts, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts for bona fide hedging purposes."

MANAGEMENT CONTRACT

    Currently, the Fund's investment limitations as set forth in the Fund's Management Contract state:

    "10.3. The Manager agrees that it will not, using the assets held in the Trust Fund . . .

      (b) purchase any equity securities which, at the time purchase is made, are not listed and traded on the Taiwan Stock Exchange . . .

      (g) buy or sell commodities or commodity contracts or real estate or interests in real estate."

  The text of the proposed amendment is set forth below:

    "10.3. The Manager agrees that it will not, using the assets held in the Trust Fund . . .

      (b) purchase any equity securities which, at the time purchase is made, are not listed and traded on the Taiwan Stock Exchange, except that it may purchase equity securities in initial public offerings and secondary public offerings if such securities will be listed on the Taiwan Stock Exchange immediately following such offering . . .

      (g) buy or sell commodities or commodity contracts or real estate or interests in real estate, except it may enter into forward foreign currency exchange contracts, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts for bona fide hedging purposes."

DELAWARE BY-LAWS

  Currently, the Fund's investment limitations as set forth in the Delaware By-Laws state:

    "13.2. The Corporation will not purchase any equity securities which, at the date purchase is made, are not listed and traded on the Taiwan Stock Exchange . . .

    13.7. The Corporation will not buy or sell commodities or commodity contracts or real estate or interests in real estate."

  The text of the proposed amendment is set forth below:

    "13.2. The Corporation will not purchase any equity securities which, at the date purchase is made, are not listed and traded on the Taiwan Stock Exchange, except that the Fund may purchase equity securities in initial public offerings and secondary public offerings if such securities will be listed on the Taiwan Stock Exchange immediately following such offering . . .

    13.7. The Corporation will not buy or sell commodities or commodity contracts or real estate or interests in real estate, except the Corporation may enter into forward foreign currency exchange contracts, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts for bona fide hedging purposes."

                                                                      EXHIBIT D

                DESCRIPTION OF VARIOUS FOREIGN CURRENCY HEDGES

FOREIGN CURRENCY HEDGING TRANSACTIONS

  Forward Foreign Currency Exchange Contract A forward foreign currency exchange contract involves an obligation to purchase or sell a specified amount of a foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

  Foreign Currency Futures Contracts and Options on Foreign Currency Futures Contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates.

  The Fund may purchase and write call and put options on foreign currency contracts. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified exercise price at any time on or before the expiration date of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily. To the extent the Fund purchases an option on a foreign currency contract any change in the value of such option would be reflected in the net asset value of the Fund.

  The Fund may enter into foreign currency futures contracts or related options only if such transactions are entered into solely for bona fide hedging purposes.

  Options on Currencies. A put option purchased by the Fund on a currency gives the fund the right to sell the currency at the exercise price until the expiration of the option. A call option purchased by the Fund gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

  Currency Hedging Strategies. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and related options in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

  At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into an offsetting contract. Such offsetting transactions with respect to forward contracts must be effected with the currency trader who is a party to the original forward contract. Offsetting transactions with respect to futures contracts are effected on the same exchange on which the initial transaction occurred. The Fund will enter into such futures contracts and related options if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance such a liquid market will exist in which to close a futures contract or related option or that the opposite party to the forward contract will agree to the offset, in which case the Fund may suffer a loss.

  The Fund does not intend to enter into such forward or futures contracts to protect the value of its portfolio securities on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the consummation of such contracts. The Fund also will not enter into such forward or futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the Fund generally will not enter into a forward or futures contract with a term of greater than one year.

  The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

  While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward, futures or options contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of foreign exchange loss.

                                   PROXY CARD
PROXY                                                                      PROXY
    THE TAIWAN FUND, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
          DIRECTORS ANNUAL MEETING OF STOCKHOLDERS--FEBRUARY 27, 1996
   The undersigned hereby appoints Harvey H.W. Chang, Gloria Wang and Laurence
E. Cranch, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Rogers & Wells, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Tuesday, February 27, 1996 at 11:00 A.M., New York time and at any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated January 26, 1996.
   Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (2), (3), (4), (5) and (6).

1. The election of directors:

 [_] FOR all nominees listed below        [_] WITHHOLD AUTHORITY to vote
     (except as marked to the contrary        for all nominees listed below
     below)

 Nominees: Benny T. Hu, Harvey H.W. Chang, Joe O. Rogers, Jack C. Tang, Shao-Yu Wang, David Dean, and Lawrence Weber
 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided.)

 ---------------------------------------------------------------------

2. Ratification of the selection of Coopers & Lybrand L.L.P. as independent certified public accountants:

                        FOR [_]        AGAINST [_]             ABSTAIN [_]

3. Approval of an Agreement of Merger reincorporating the Fund, currently a Delaware corporation, as a Maryland corporation by means of a merger of the Fund into a wholly-owned, newly formed Maryland subsidiary:

                        FOR [_]        AGAINST [_]             ABSTAIN [_]

4. Approval of an amendment to the Fund's Restated Certificate of Incorporation, increasing the number of authorized shares of Common Stock from 20,000,000 to 60,000,000 (which will only be effected if Proposal 3 is not approved by stockholders):

                        FOR [_]        AGAINST [_]             ABSTAIN [_]

                                                       (continued on other side)

5. Approval of an amendment to the Fund's investment limitations to permit the Fund to purchase equity securities, which will be listed on the Taiwan Stock Exchange, issued in initial and subsequent public offerings and, in connection therewith, corresponding amendments to (i) the Securities Investment Trust-Investment Management and Custodian Contract, dated December 16, 1986 (the "Management Contract"), among the Fund, China Securities Investment Trust Corporation and The International Commercial Bank of China and (ii) if Proposal 3 is not approved, the By-Laws of the Fund.

                        FOR [_]        AGAINST [_]             ABSTAIN [_]

6. Approval of an amendment to the Fund's investment limitations to permit the Fund to engage in currency hedging transactions and, in connection therewith, corresponding amendments to (i) the Management Contract and (ii) if Proposal 3 is not approved, the By-Laws of the Fund.

                        FOR [_]        AGAINST [_]             ABSTAIN [_]

7. In their discretion on any other business which may properly come before the meeting or any adjournments thereof.

                                                     Please sign exactly as
                                                     your name or names appear
                                                     above. When signing as
                                                     attorney, executor,
                                                     administrator, trustee or
                                                     guardian, please give
                                                     your full title as such.


                                                     --------------------------
                                                           (Signature of
                                                            Stockholder)


                                                     --------------------------
                                                        (Signature of joint
                                                           owner, if any)

                                                     Date ______________ , 1996

  PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE NO POSTAGE IS REQUIRED